CUSIP NUMBER 279765101	13D

Exhibit 99.1

JOINT FILING AGREEMENT

PURSUANT TO RULE 13d-1(k)

The undersigned acknowledge and agree that the foregoing statement on Schedule 13D is filed on behalf of each of the undersigned and that all subsequent amendments to this statement on Schedule 13D shall be filed on behalf of each of the undersigned without the necessity of filing additional joint acquisition statements. The undersigned acknowledge that each shall be responsible for the timely filing of such amendments, and for the completeness and accuracy of the information concerning him or it contained therein, but shall not be responsible for the completeness and accuracy of the information concerning the others, except to the extent that he or it knows or has reason to believe that such information is inaccurate.

Draper Fisher Jurvetson Fund VIII, L.P.

By: Draper Fisher Jurvetson Fund VIII Partners, L.P. (general partner)
By:	DFJ Fund VIII, Ltd., its general partner

By:	/s/ Timothy C. Draper
Name:	Timothy C. Draper
Title:	Managing Director

Draper Fisher Jurvetson Fund VIII Partners, L.P.
By:	DFJ Fund VIII, Ltd., its general partner

By:	/s/ Timothy C. Draper
Name:	Timothy C. Draper
Title:	Managing Director

DFJ Fund VIII, Ltd.

By:	/s/ Timothy C. Draper
Name:	Timothy C. Draper
Title:	Managing Director

CUSIP NUMBER 279765101	13D

Draper Fisher Jurvetson Partners VIII, L.L.C.

By:	/s/ Timothy C. Draper
Name:	Timothy C. Draper
Title:	Managing Member

Draper Associates, L.P.
By:	Draper Associates, Inc. (its general partner)

By:	/s/ Timothy C. Draper
Name:	Timothy C. Draper
Title:	President

Draper Associates, Inc.

By:	/s/ Timothy C. Draper
Name:	Timothy C. Draper
Title:	President

Draper Associates Riskmasters Fund, LLC

By:	/s/ Timothy C. Draper
Name:	Timothy C. Draper
Title:	Manager

/s/ Timothy C. Draper
Timothy C. Draper

/s/ John H. N. Fisher
John H. N. Fisher

/s/ Stephen T. Jurvetson
Stephen T. Jurvetson

/s/ Barry M. Schuler
Barry M. Schuler

CUSIP NUMBER 279765101	13D

The Meteor Group, LLC

By:	/s/ Timothy C. Draper
Name:	Timothy C. Draper
Title:	Managing Member